SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 27, 2000


                        General DataComm Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         1-8086                 06-0853856
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)          Identification No.)


        Middlebury, Connecticut                               06762-1299
 (Address of Principal Executive Offices)                     (Zip Code)



         Registrant's telephone number, including area code (203) 574-1118



                                      N /A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

On October 27, 2000, General DataComm, Ltd., a wholly-owned subsidiary of General DataComm Industries, Inc. (the "Company"), settled a lawsuit which called for the immediate payment to the Company of $5.5 million and the dismissal of the lawsuit. Such payment has been received.







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



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    General DataComm Industries, Inc.
                                           (Registrant)


                                    By:  /S/ WILLIAM G. HENRY
                                        William G. Henry
                                        Vice President and
                                        Principal Financial Officer



Dated:  November 9, 2000





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